SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                         -----------------------------

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        ------------------------------

Date of Report (date of earliest event reported):  July 1, 1996 (June 30, 1996)

                      ROCKEFELLER CENTER PROPERTIES, INC.
            (Exact name of registrant as specified in its charter)


   Delaware                         1-8971                     13-3280472
- ---------------                ----------------            -------------------
(State or other                (Commission File              (I.R.S. Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)


1270 Avenue of the Americas, New York, New York                        10020
- ------------------------------------------------                    ----------
   (Address of principal executive offices)                         (Zip Code)


     Registrant's telephone number, including area code:   (212) 698-1440

ITEM 5.  OTHER EVENTS

         Rockefeller Center Properties, Inc. ("RCPI"), RCPI Holdings Inc. ("Parent"), RCPI Merger Inc. ("Sub"), Whitehall Street Real Estate Limited Partnership V ("Whitehall"), Rockprop, L.L.C. ("Rockprop"), David Rockefeller ("Mr. Rockefeller"), Exor Group S.A. ("Exor") and Troutlet Investments Corporation ("Troutlet", and together with Whitehall, Rockprop, Mr. Rockefeller and Exor, the "Investors") have entered into Amendment No. 4 dated as of June 30, 1996 ("Amendment No. 4 to the Merger Agreement") to the Agreement and Plan of Merger dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 12, 1996, Amendment No. 2 thereto dated as of April 25, 1996 and Amendment No. 3 dated as of May 29, 1996 (as so amended, the "Merger Agreement"), among RCPI, Parent, Sub and the Investors. The principal changes to the terms of the Merger Agreement effected by Amendment No. 4 to the Merger Agreement are: (a) a change in the date after which, if the merger contemplated by the Merger Agreement has not theretofore been consummated, Parent or RCPI may terminate the Merger Agreement from June 30, 1996 to July 19, 1996, (b) the addition of a commitment by Goldman Sachs Mortgage Company ("GSMC") to make available to RCPI an additional $2,350,000 loan to enable RCPI to pay Permitted Expenses (as defined in the Merger Agreement) if the Closing Date (as defined in the Merger Agreement) does not occur on or before June 30, 1996 and (c) provide that if the Effective Time (as defined in the Merger Agreement) occurs after July 12, 1996 the Merger Consideration shall be increased by $1.7 million divided by the number of shares of common stock outstanding as of the Effective Time (rounded to the nearest $.01 per holder). A conformed copy of Amendment No. 4 to the Merger Agreement is filed herewith as Exhibit 10.37 and the foregoing description of Amendment No. 4 to the Merger Agreement is qualified by reference thereto.

         RCPI and GSMC have entered into Amendment No. 4 dated as of June 30, 1996 ("Amendment No. 4 to the Supplemental Agreement") to the Supplemental Agreement dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 13, 1996, Amendment No. 2 thereto dated as of April 25, 1996 and Amendment No. 3 dated as of May 29, 1996 (as so amended, the "Supplemental Agreement"), to the Loan Agreement dated as of December 18, 1994 by and among RCPI, the Lenders parties thereto and GSMC, as Agent thereunder. Amendment No. 4 to the Supplemental Agreement, among other things, provides that an additional $2,350,000 will be made available to RCPI as a part of the GSMC Loans (as defined in the Merger Agreement) for the purposes, and subject to the terms and conditions, set forth therein, if the closing under the Merger Agreement has not occurred on or before June 30, 1996. A copy of Amendment No. 4 to the Supplemental Agreement is filed herewith as Exhibit
10.38 and the foregoing description of Amendment No. 4 to the Supplemental Agreement is qualified by reference thereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (c)   Exhibits

                   The following are being filed as exhibits to this Report:

         (10.37) Text of Amendment No.4 dated as of June 30, 1996 to the Agreement and Plan of Merger dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 12, 1996, Amendment No. 2 thereto dated as of April 25, 1996 and Amendment No. 3 thereto dated as of May 29, 1996, among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

         (10.38) Text of Amendment No. 4 dated as of June 30, 1996 to the Supplemental Agreement dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 13, 1996, Amendment No. 2 thereto dated as of April 25, 1996, and Amendment No. 3 thereto dated as of May 29, 1996 between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                      ROCKEFELLER CENTER PROPERTIES, INC.
                                 (Registrant)



                          By:      /s/ RICHARD M. SCARLATA
                                   -------------------------------------------
                          Name:    Richard M. Scarlata
                          Title:   President and Chief Executive Officer
                                   (Principal Financial Officer and Principal
                                   Accounting Officer)

Dated:   July 1, 1996

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION

10.37 Text of Amendment No. 4 dated as of June 30, 1996 to the Agreement and Plan of Merger dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 12, 1996, Amendment No. 2 thereto dated as of April 25, 1996 and Amendment No. 3 thereto dated as of May 29, 1996, among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

10.38 Text of Amendment No. 4 dated as of June 30, 1996 to the Supplemental Agreement dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 13, 1996, Amendment No. 2 thereto dated as of April 25, 1996 and Amendment No. 3 thereto dated as of May 29, 1996, between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.